THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE
SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR
(ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR STATE SECURITIES LAW.

                               SEPTEMBER 12, 1996

                        NATURAL GAS VEHICLE SYSTEMS, INC.
                                  COMMON STOCK
                                PURCHASE WARRANT

                     The Transferability of this Warrant is
                       Restricted as Provided in Section 3

W-1

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by NATURAL GAS VEHICLE SYSTEMS, INC., a Delaware corporation (the "Company"), GREEN FUELS, INC., an Indiana corporation, is hereby granted the right, exercisable at any time from the date hereof until 5:00 p.m. on September 12, 1998, to purchase that number of shares ("Share(s)") of the Company's common stock, $.01 par value ("Common Stock"), equal to $20,000 divided by the higher of (A) the initial public offering price per share of Common Stock in an initial public offering ("IPO") of Common Stock by the Company (the "IPO Price") or (B) $5.00. Upon surrender of this Warrant, with the annexed Subscription Form duly executed, together with payment of the Purchase Price (as hereinafter defined) for the Shares payable in cash or by certified or official bank check in New York Clearing House funds, subject to adjustments as provided in Section 5 hereof, the registered holder of this Warrant (the "Holder") shall be entitled to receive a certificate or certificates for the Shares so purchased.

     1. Exercise of Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the Holder, in whole or in part (but not as to fractional Shares underlying this Warrant), during any period in which this Warrant may be exercised as set forth above. in the case of the purchase of less than all the Shares purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the Shares purchasable hereunder.

     2. Issuance of Certificates.

     Upon the exercise of this Warrant and payment in full for the Shares, the issuance of certificates for Shares underlying this Warrant shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder, including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 3 hereof) be issued in the name of, or in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The certificates representing the Shares underlying this Warrant shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman, Vice Chairman, President or Vice President and Secretary or Assistant Secretary of the Company.

     3. Restriction on Transfer.

     Neither this Warrant nor any Shares issuable upon exercise hereof has been registered under the Securities Act of 1933, as amended (the "Act"), and none of such securities may be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the Act which has become effective and is current with respect to such securities, or, (ii) pursuant to a specific exemption from registration under the Act but only upon a Holder hereof first having obtained the written opinion of counsel to the Company, or other counsel reasonably acceptable to the Company, that the proposed disposition is consistent with all applicable provisions of the Act as well as any applicable "Blue Sky" or similar state securities law. Upon exercise, in part or in whole, of this Warrant, each certificate issued representing the Shares underlying this Warrant shall bear a legend to the foregoing effect.

     4. Price.

     4.1 Initial and Adjusted Purchase Price. The initial purchase price for each Share hereunder shall be the higher of the IPO Price or $5.00. The adjusted purchase price shall be the price which shall result from time to time from any and all adjustments of the initial purchase price in accordance with the provisions of Section 5 hereof and subject to Section 6 hereof.

     4.2 Purchase Price. The term "Purchase Price" herein shall mean the initial purchase price or the adjusted purchase price, depending upon the context.

     5. Adjustments.

     In the event that subsequent to the Company's IPO and prior to the issuance by the Company of all the Shares issuable upon exercise of this Warrant, there shall be any change in the outstanding Common Stock of the Company by reason of a subdivision or combination of the Company's outstanding Common Stock, or by reason of a dividend or distribution of shares of Common Stock, the remaining Shares still subject to this Warrant and the Purchase Price thereof shall be appropriately adjusted (but without regard to fractions) by the Board of Directors of the Company to reflect such change.

     6. Merger or Consolidation.

     In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock of the Company), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of his Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Common Stock of the Company for which his Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 5. The above provisions of this
Section 6 shall similarly apply to successive consolidations or mergers.

     7. Exchange and Replacement of Warrant.

     This Warrant is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company for a new Warrant of like tenor and date representing in the aggregate the right to purchase the same number of Shares as are purchasable hereunder in such denominations as shall be designated by the Holder hereof at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

     8. Elimination of Fractional Interests.

     The Company shall not be required to issue certificates representing fractions of Shares on the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated.

     9. Reservation of Securities.

     The Company shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of Shares as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Purchase Price therefor, all Shares issuable upon such exercise shall be duly and validly issued, fully paid and nonassessable.

     10. Notices to Warrant Holders.

     Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company.

     11. Notices.

     All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered personally, by facsimile or sent by certified, registered, or express mail, postage prepaid, and shall be deemed given when so delivered personally, sent by facsimile or, if mailed, five days after the date of deposit in the United States mails, as follows:

     (a) If to the Company, to:

               Natural Gas Vehicle Systems, Inc.
               5580 Cherry Avenue
               Long Beach, California 90805
               Attn: Howard T. Phelan
                     Chairman and Chief Executive Officer

     (b) If to the registered Holder, to the address of such Holder as shown on the books of the Company.

     12. Successors.

     All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

     13. Headings.

     The headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

     14. Law Governing.

     This Warrant is delivered in the State of New York and shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, without giving effect to conflicts of law principles.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its corporate name by, and such signature to be attested to by, a duly authorized officer and has caused its corporate seal to be affixed hereto on the date first above written.



                                        NATURAL GAS VEHICLE SYSTEMS, INC.

                                        By:  /s/ Martin Richards
                                             --------------------------------
                                             Name:  Martin Richards
                                             Title: C.F.O.


[SEAL]


Attest:


---------------------------------
Secretary

                                SUBSCRIPTION FORM


                    (To be Executed by the Registered Holder

                        in order to Exercise the Warrant)


     The undersigned hereby irrevocably elects to exercise the right to purchase _______ Shares represented by this Warrant in accordance to the conditions hereof and herewith makes payment of the Purchase Price of such Shares in full.


                                   --------------------------------
                                             Signature

                                   --------------------------------
                                             Address


                                   --------------------------------
Dated:                             Social Security Number or
                                   Taxpayer's Identification
                                   Number